SCHEDULE 14A

AMENDMENT NO. 2

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

ALPINE 4 TECHNOLOGIES LTD.
(Name of the Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 14, 2019

Dear Shareholders,

Thank you for your ongoing support of Alpine 4 Technologies, Ltd.  Our entire management team appreciates your interest in the Company.

For the past five years, Alpine 4 has prided itself on being an employee and shareholder-centric company.  Our focus has mainly been around building a solid foundation for which we can create a unique and valuable company.  Each year in our short history, we built upon the prior year with new sources of revenue based around our acquired subsidiaries and assets.  With those assets, we have pushed boundaries and created limitless opportunities for Alpine 4.  In the coming years, I foresee Alpine 4 embodying the heart of what it means to be an American company: a company making various products and providing many of types of services, and all being supplied by the best of what we as a country offer; our hard-working and dedicated employees.

But, we must not forget the shareholders that have had faith in Alpine 4.   For the past six months, the Board of Directors and I have explored various options for all our current shareholders to participate more in-depth with Alpine 4 and how we operate.  When we began this process, I gave four overarching goals I wanted to achieve in any outcome of our decision.  Anything we did had to provide the following:

1)	Give a greater voice in the direction of the Company;

2)	Provide a hedge against or protect shareholders from potential future dilution;

3)	Provide something genuinely unique that other companies do not do; and

4)	Be structured to protect the many against the few.

For this, I point to the early days of 2017 when a small number of shareholders liquidated their stock and drove it down from its listing price of $7.50 in January 2017 to $0.05 by July 2017.

The discussions of the Board resulted in our decision to pay our first dividend in the form of shares of a to-be-created Class “C” Common Stock.  As discussed in the attached proxy statement, the Class C shares will possess the following characteristics:

•	Any shareholder of record on July ______, 2019 can elect to receive this dividend.

•	Shareholders of record of the Class A common stock may receive 1 share of Class C common stock for every 10 shares of Class A common stock they own.

•	The Class C common stock will have five times the voting rights of the Class A common stock.

•	The Class C common stock will not be tradeable.

•	The holders of Class C common stock will be entitled to participate in any future dividends declared by the Board of Directors.

•	The Class C common stock will be able to be converted into Class A shares in a ratio split over six years from the date of grant to hedge against any flooding of the market.

This proxy statement is being provided to our shareholders to seek approval to amend our Certificate of Incorporation to permit the Company to issue the Class C Common Shares, as discussed, more fully in the accompanying proxy statement and Articles of Amendment.

In closing, after much deliberation and consultation with our advisors, we feel that this is the best course of action for our shareholders.   Thank you!

Sincerely,

/s/ Kent B. Wilson
Kent B. Wilson
CEO/President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE WRITTEN CONSENT SOLICITATION
The Company’s Notice of Proposed Action by Written Consent and related Proxy Statement are available, free of charge, by contacting the Company at investorrelations@alpine4.com.

NOTICE OF PROPOSED ACTION BY WRITTEN CONSENT OF SHAREHOLDERS OF ALPINE 4 TECHNOLOGIES, LTD.

The Board of Directors of Alpine 4 unanimously recommends that you vote to “APPROVE” the following proposal.

1.
To approve an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to authorize the Company to issue three classes of Common Stock, including a new Class C common stock.

WHO CAN VOTE:	You are entitled to vote if you were a shareholder of record at the close of business on June 18, 2019 (the “Record Date”).

YOUR VOTE IS IMPORTANT
Notes:

1.
It is important that your shares be represented and voted in connection with the written consent solicitation. Holders of record may submit their consent via the internet at VStock Transfer (www.vstocktransfer.com) and selecting “Proxy Voting Login” in the right-hand corner or by completing, signing and dating the enclosed written consent card and returning it in the enclosed postage-paid, return-addressed reply envelope to Alpine 4’s corporate office. Holders of record must vote in accordance with the instructions listed on the written consent card. Beneficial holders whose shares are held in street name must vote in accordance with the voting instructions provided to them by their bank, broker, trustee, custodian or other nominee.

2.
If you sign and return your written consent without indicating how to vote on any particular proposal, the Alpine 4 Class A common shares represented by your proxy will be voted “FOR” the Proposal listed above in accordance with the recommendation of the Alpine 4 board of directors.

3.	Terms used but not otherwise defined herein shall have the same meaning in this Notice as they have in the proxy statement accompanying this Notice.

4.	Alpine 4 Class A shareholders should review the attached Proxy Statement, which further describes the Proposal listed above.

DATE OF DISTRIBUTION: This Notice, the Proxy Statement and Consent Form are first being made available or mailed to our shareholders on or about June ___, 2019.

By Order of the Board of Directors,

/s/ Charles Winters
Charles Winters
Chairman of the Board

NOTICE OF PROPOSED ACTION BY
WRITTEN CONSENT OF STOCKHOLDERS

SOLICITATION, EXERCISE, AND REVOCATION OF PROXIES

The accompanying proxy is solicited by and on behalf of the Board of Directors (the “Board”) of Alpine 4 Technologies Ltd., a Delaware corporation (“we” or the “Company”) in connection with a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to authorize the Company to issue three classes of Common Stock, including a new Class C common stock.  This proposed corporate action is referred to in this Proxy Statement as the “Proposal.”

No meeting will be held.  In lieu of a meeting, the Board of Directors has determined to seek approval through written consent of the shareholders, on the attached form of consent included as Appendix B hereto (the “Consent Form”). The period during which the Company’s stockholders may vote on the Proposal begins on the filing of the Definitive Proxy Statement with the SEC, and ends on July 5, 2019 (the “Consent Period”).  The Consent Form should be returned as soon as possible for receipt by the Company’s Transfer Agent no later than July 5, 2019, the close of the Consent Period.

In addition to the original solicitation by mail or through the internet, certain of the Company’s officers, directors and employees (who will receive no compensation in addition to their regular salaries) may solicit proxies by telephone or in person. The Company has not specially engaged employees or solicitors for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this Proxy Statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Common Stock, will be borne by the Company.

This Proxy Statement and the accompanying Consent Form are being made available to the Company’s stockholders on or about June 24, 2019, and are being filed with the Securities and Exchange Commission on or about such date. The proxy solicitation materials will also be first sent on or about June 26, 2019, to stockholders.   Unless otherwise indicated, “Alpine 4,” the “Company,” “we,” “us” and “our” shall refer to Alpine 4 Technologies Ltd.

The persons named as proxies, Kent B. Wilson and Charles Winters, were designated by the Board. All properly executed proxies will be voted (except to the extent that authority has been withheld) and where a choice has been specified by the stockholder as provided in the proxy, it will be voted in accordance with the specifications so made. Proxies submitted without specification will be voted FOR the Proposal listed above.

Written consents irrevocable

Any Consent Form executed and delivered by an Alpine 4 Stockholder shall be deemed by Alpine 4 to constitute such Alpine 4 Stockholder's definitive vote with respect to the adoption of the Proposal listed above. Once Alpine 4’s Transfer Agent receives the executed Consent Form such consent may not be revoked.

Voting Securities

The holders of shares of our Class A and Class B Common Stock (collectively, the “Common Stock”) are entitled to vote on the Proposal.  As of the Record Date, we had 42,057,061 shares of Class A Common Stock, par value $0.0001, issued and outstanding and 5,000,000 shares of Class B Common Stock, par value par value $0.0001, issued and outstanding.  The Class B Common Stock votes with our Class A Common Stock. The holders of the outstanding Series B Preferred Stock will be entitled to a total of 50,000,000 votes on the Proposal.

If on the Record Date, your shares were held in street name through a bank, broker or other nominee, then you must vote in accordance with the voting instructions provided to you by your bank, broker or other nominee. If your shares are held in street name, you still may be eligible to submit a proxy electronically.

If, as of the Record Date, you are a registered holder (meaning that your shares of Common Stock are registered in our records as being held in your name), then you may vote on the Proposal in the following ways:

•	by proxy: you may complete the Consent Form and mail it to the Company; or

•	by online via a portal supplied by VStock Transfer.

When completing the Consent Form, you may specify whether your shares of Class A or Class B Common Stock should be voted for or against or to abstain from voting on the Proposal.  If you do not indicate how your shares of Common Stock should be voted on the Proposal, the shares of Common Stock represented by your properly submitted Consent Form will be voted as the Board recommends. If you choose to vote by mailing a Consent Form, your Consent Form must be filed with the Corporate Secretary prior to July 5, 2019, the close of the Consent Period.

IT IS IMPORTANT THAT PROXIES BE SUBMITTED PROMPTLY. THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN THE CONSENT FORM, OR SUBMIT THEIR VOTE VIA THE INTERNET, AS SOON AS POSSIBLE, AND SHOULD ENSURE THAT THEIR CONSENT IS RECEIVED BY THE COMPANY OR ITS TRANSFER AGENT BEFORE THE CLOSE OF THE CONSENT PERIOD.

If you receive more than one Consent Form because your shares are registered in different names or at different addresses, please provide voting instructions for all Consent Forms you receive so that all of your shares of Common Stock will be voted on the Proposal. The Company is delivering Proxy Statements to those stockholders who have requested physical delivery of the Proxy Statement and related materials and who are sharing an address unless it receives contrary instructions from one or more of the stockholders. If you are a stockholder residing at a shared address and would like to request an additional copy of the Proxy Statement now or with respect to future mailings (or to request to receive only one copy of the Proxy Statement if you are currently receiving multiple copies), please send your request to the Company, Attn: Corporate Secretary at the address noted above or call us at 855-777-0077, Ext 801.

Record Date, Quorum and Voting Requirements

Record Date

To be able to vote, you must have been a stockholder as of the Record Date, June 18, 2019. As of the Record Date, we had 42,057,061 shares of Class A Common Stock, par value $0.0001, issued and outstanding and 5,000,000 shares of Class B Common Stock, par value par value $0.0001, issued and outstanding.  Each share of Class A Common Stock is entitled to one (1) vote, and each share of Class B Common Stock is entitled to ten (10) votes .

Required Vote

Proposal: Amendment to Certificate of Incorporation

The Company’s Board of Directors has unanimously adopted a resolution pursuant to which we are seeking shareholder approval to authorize an amendment to the Company’s Certificate of Incorporation (the “Amendment”).  The Board has determined that the affirmative vote of a majority of the total votes cast by written consent is required for the approval of this Proposal.

Written consents irrevocable

As noted above, any Consent Form executed and delivered by an Alpine 4 Stockholder shall be deemed by Alpine 4 to constitute such Alpine 4 Stockholder's definitive vote with respect to the adoption of the Proposal listed above. Once Alpine 4’s Transfer Agent receives the executed Consent Form such consent may not be revoked.

PROPOSAL

AMENDMENT TO CERTIFICATE OF INCORPORATION

On June 14, 2019, the Board of Directors (the “Board”) of the Company approved an amendment to the Certificate of Incorporation of the Company (the “Amendment”) to change the capital structure of the Company, and recommended the amendment to the shareholders of the Company.  You are being asked to approve the Amendment to the Company’s Certificate of Incorporation, as described below.  The text of the Amendment is included as Appendix A-1 to this Proxy Statement. A redlined version showing the changes that will result from the proposed Amendment is included as Appendix A-2.

Change in Capital Structure

The main change reflected in the Amendment is the creation of a new class of common stock, the Class C common stock, and to disclose the specific rights and restrictions relating to this new series of common stock. There are several other minor changes, as discussed below.

The Company’s authorized capital stock will consist of 120,000,000 shares, each with a par value of $0.0001 per share, of which:

•	100,000,000 shares are designated as Class A common stock.

•	5,000,000 shares are designated as Class B common stock.

•	10,000,000 shares are designated as Class C common stock.

•	5,000,000 shares are designated as preferred stock.

Common Stock

Voting Rights

Holders of our Class A, Class B, and Class C common stock will have identical rights, except that holders of our Class A common stock are entitled to one vote per share; holders of our Class B common stock will be entitled to ten (10) votes per share; and holders of our Class C common stock will be entitled to five (5) votes per share. Holders of shares of Class A, Class B, and Class C common stock will vote together as a single class on all matters (including the election of directors) submitted to a vote of stockholders, unless otherwise required by law. We have not provided for cumulative voting for the election of directors in our certificate of incorporation.

Dividends

Subject to preferences that may apply to any shares of preferred stock outstanding at the time, the holders of Class A, Class B, and Class C common stock shall be entitled to share equally in any dividends that our board of directors may determine to issue from time to time. In the event a dividend is paid in the form of shares of common stock or rights to acquire shares of common stock, the holders of Class A common stock shall receive Class A common stock, or rights to acquire Class A common stock, as the case may be; the holders of Class B common stock shall receive Class B common stock, or rights to acquire Class B common stock, as the case may be; and the holders of Class C common stock shall receive Class C common stock, or rights to acquire Class C common stock, as the case may be.

Liquidation Rights

Upon our liquidation, dissolution or winding-up, the holders of Class A, Class B, and Class C common stock shall be entitled to share equally all assets remaining after the payment of any liabilities and the liquidation preferences on any outstanding preferred stock.

Conversion

Class A Common

Our Class A common stock is not convertible into any other shares of our capital stock.

Class B Common

Each share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock. In addition, each share of Class B common stock shall convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain transfers described in our Certificate of Incorporation.

Once converted into Class A common stock, the Class B common stock will be classified as authorized and unissued, and may be reissued. No class of common stock may be subdivided or combined unless the other class of common stock concurrently is subdivided or combined in the same proportion and in the same manner.

The Amendment also provides that shares of Class B common stock, when converted into Class A common stock, will be deemed to be authorized and unissued shares. The prior version of the Company’s Certificate of Incorporation provided that Class B common stock, when converted into Class A common stock, would be retired and could not be reissued. The Amendment will permit the Company to reissue shares of Class B common stock after their conversion.

Class C Common

Each share of Class C common stock is convertible as follows:

-	Between the date of issuance by the Company to the holder (the “Issuance Date”) and the third anniversary of the Issuance Date, the Class C common stock may not be converted into Class A common stock.

-
Beginning on the third anniversary of the Issuance Date (the “Initial Conversion Date”), the shareholder may convert up to 25% of the Class C shares owned by such holder into shares of Class A common stock.

-	Beginning on the fourth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.

-	Beginning on the fifth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.

-	Beginning on the sixth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.

-	The conversion schedule and limitations above are referred to herein as the “Conversion Schedule.

-
As discussed more fully below, any Transfer (as defined in the Amendment) of Class C Common Stock shall result in the Initial Conversion Date being deemed to be reset, and shall be the third anniversary of such Transfer, and the Conversion Schedule shall be reset and calculated from the reset Initial Conversion Date.

Once converted into Class A common stock, the Class C common stock shall not be reissued. No class of common stock may be subdivided or combined unless the other class of common stock concurrently is subdivided or combined in the same proportion and in the same manner.

Restrictions on Transfer

Class A Common

There are no restrictions on the transfer of the Class A common stock, other than restrictions required by federal and state securities laws.

Class B Common

Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon a Transfer (as defined in the Amendment) of such share, other than a Transfer:

-
from a Class B Stockholder to any other Class B Stockholder who is a natural person to certain Permitted Entities, and from any of the Permitted Entities back to such Class B Stockholder and/or any other Permitted Entity established by or for such Class B Stockholder:

	o	Certain trusts;

	o	An Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or certain pensions, profit sharing, stock bonus or other type of plans or trusts;

o
Certain entities, including a corporation over which such Class B Stockholder has voting control; a partnership over which such Class B Stockholder has voting control; a limited liability company over which such Class B Stockholder has voting control;

-
by a Class B Stockholder that is a partnership, or a nominee for a partnership, or a limited liability company, which partnership or limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the transfer to certain persons listed in the Amendment;

Additionally, each share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the death of such Class B Stockholder.

Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this section shall be retired and may not be reissued.

Class C Common

Upon the Transfer (as defined in the Amendment) of any share of Class C Common Stock other than a Transfer:

-
from a Class C Stockholder to any other Class C Stockholder who is a natural person to certain Permitted Entities, and from any of the Permitted Entities back to such Class C Stockholder and/or any other Permitted Entity established by or for such Class C Stockholder:

	o	Certain trusts;

	o	An Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or certain pensions, profit sharing, stock bonus or other type of plans or trusts;

o
Certain entities, including a corporation over which such Class C Stockholder has voting control; a partnership over which such Class C Stockholder has voting control; a limited liability company over which such Class C Stockholder has voting control;

-
by a Class C Stockholder that is a partnership, or a nominee for a partnership, or a limited liability company, which partnership or limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class C Common Stock as of the transfer to certain persons listed in the Amendment;

the Initial Conversion Date shall be deemed to be reset, and shall be the third anniversary of such Transfer, and the Conversion Schedule shall be reset and calculated from the reset Initial Conversion Date.

Additionally, each share of Class C Common Stock held of record by a Class C Stockholder who is a natural person, or by such Class C Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the death of such Class C Stockholder.

Other Changes in the Amendment

As noted, the Amendment authorizes the Company to reissue shares of Class B common stock that have been converted into shares of Class A common stock. Additional changes relate to the inclusion of additional definitions relating to the Class C common stock.

Purpose of the Amendment to Create the Class C Common Stock

As noted above, the Company’s Board of Directors has determined it to be in the best interests of the Company to pay a dividend to the holders of the Company’s Class A common stock.  Management anticipates that the dividend will come in the form of the Class C Common Stock, rather than payment of a cash dividend.

As disclosed in the Company’s public filings, the Company has not declared any cash dividends on its common stock since inception and does not anticipate paying cash dividends, electing instead to reinvest any capital into the growth of the Company.  The Company has also disclosed that any decisions as to future payments of dividends would depend on the Company’s earnings and financial position and such other facts, as the Board of Directors deems relevant.

Following discussions and consideration of different alternatives, the Board determined it to be in the best interests of the Company to issue a dividend to the Company’s shareholders in the form of a new series of common stock, which will be created through the filing of the Amendment.  The Board believes that the Class C Common Stock dividend will serve to reward the Company’s shareholders for their support of the Company, while not requiring the Company to pay out cash and instead permitting the Company to continue to focus on the growth of the Company.

Management anticipates that the Class C Common Stock will be non-trading shares, so it is not anticipated that any public market will exist for the Class C Common Stock.  Additionally, as noted above, if approved, the Class C Common Stock will have five times the voting rights of the Class A shares. Management anticipates that the Class C Shares, and specifically the 5-times voting rights (5 votes for each share of Class C Common Stock held), can act as a hedge against any future dilution from additional issuances of the Company’s Class A common stock.

If the Amendment is approved by the Company’s shareholders, the Board of Directors plans to issue the Class C Common Stock dividend to all shareholders of record as of July ___, 2019 (the “Dividend Record Date”), in a ratio of one Class C share for each ten Class A shares held as of the Dividend Record Date.  No fractional shares of Class C Common Stock will be issued, and the Company will round up to the nearest share Class C Common Stock.

By way of background and information, as noted below in the Beneficial Ownership Table and under the heading “Action by Written Consent,” the holders of the Company’s Class B Common Stock, which includes a 10-vote-per-share right, have indicated their intention to approve the Amendment. Management also encourages the holders of the Class A Common Stock to vote in favor of the Amendment as well.

Management further anticipates that once the Amendment has been filed with Delaware, thereby creating the Class C Common Stock, the dividend will be paid to the holders of the Company’s Class A Common Stock as of the Dividend Record Date.

Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights in connection with this Proposal.

Potential Anti-Takeover Effects

In addition to the anticipated dividend of Class C common shares to existing shareholders, the Board of Directors may decide to issue the Class C common stock for capital-raising activities, acquisitions, joint ventures or other corporate purposes that have the effect of making a takeover of the Company more difficult or costly (for example, by decreasing the voting power and share ownership percentage of persons seeking to obtain control), as could also be the case if the Board of Directors were to issue additional Class A common stock for such purposes.  The Company currently has no plans to issue shares of Class C common stock for any purpose other than the anticipated dividend discussed above. The ability of the Company’s Board of Directors to issue the Class C common stock could be used to make a takeover or change in control of the Company more difficult. However, the Company does not intend to use the Class C common stock in this manner.

Prior to the Amendment (and since inception), the Certificate of Incorporation has provided to the Board of Directors the right to issue preferred stock, and to designate the rights and preferences of one or more series of preferred stock.  The right to issue preferred stock and to determine the rights and preferences without being required to seek shareholder approval also could be used to make a takeover or change in control of the Company more difficult.  As with the Class C common stock, the Company does not intend to use the right to issue preferred stock in this manner.

While the issuance of Class C common stock may have anti-takeover ramifications, the Company’s Board of Directors believes that the additional flexibility offered by the Class C common stock outweighs any disadvantages.  To the extent that the authorization of the Class C common stock may have anti-takeover effects, the Board’s right to issue the Class C common stock may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors, enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders’ interests.  The Board of Directors believes that, as it is provided in the Amendment, the creation of the Class C common stock is in the best interests of the Company and its shareholders because it is consistent with sound corporate governance principles and provides flexibility for the anticipated share dividend discussed above and other possible uses in the future.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO ISSUE THREE CLASSES OF COMMON STOCK, INCLUDING A NEW CLASS C COMMON STOCK.

ACTION BY WRITTEN CONSENT

We are not holding a shareholder meeting with respect to the Proposal or the Amendment. Instead, pursuant to our Bylaws, we are seeking your vote by written consent. You have the same right to vote your shares, but will do so by providing your Consent Form, rather than attending a meeting. The Board of Directors encourages you to vote your shares using the Consent Form, and to return the Consent Form to the Company as quickly as possible.

The Board has determined that the affirmative vote of a majority of the total votes cast by written consent is required for the approval of this Proposal.

PLEASE NOTE: As discussed herein, the Class B Common Stock is entitled to ten (10) votes per share of Class B Common Stock held. As of the Record Date, there were a total of 5,000,000 shares of Class B Common Stock outstanding, held by the members of our Board of Directors, officers of the Company, and other holders. Together, the officers and members of the Board of Directors have approximately 44,250,000 votes, which vote total constitutes approximately 48% of the total voting power of Alpine 4’s Common Stock.  The Section “Beneficial Ownership of Securities” shows the share ownership and voting power of the officers and directors of the Company in more detail.  Additionally, four other individuals, who are employees of the Company or its subsidiaries, are holders of the Class B Common Stock.

All officers and members of the Board of Directors have indicated their intention to vote in favor of approval of the Amendment. Additionally, the Board believes that the other Class B Common Stock holders will also vote their Class B Common Stock in favor of the Proposal, which would result in the Company receiving sufficient votes in favor of the Amendment.  The Board of Directors believes it is important to allow all shareholders of the Company to participate in the amendment process and to express their opinion with respect to the Amendment, and as such, are seeking the approval of all of the Company’s shareholders.

As noted above, the Consent Period ends on July 5, 2019.  The members of the Company’s Board of Directors will review the voting totals at the close of the Consent Period in making their determination of whether to proceed with the filing of the Amendment.

EFFECTIVE DATE OF THE AMENDMENT

If the holders of a majority of the voting power of the Company’s outstanding Common Stock vote to approve the Amendment, the Amendment will be effective concurrent with the filing of the Amendment with the Secretary of State of Delaware.

The Board may, in its sole discretion, elect not to implement the Amendment. We anticipate the Amendment will be filed and become effective on the date of its filing, which will be the date upon which we receive the votes in favor of the Amendment from the holders of a majority of the voting power of the Company’s outstanding Common Stock, or as soon thereafter as reasonably practicable.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding beneficial ownership of Alpine 4 Class A and Class B common stock as of June 18, 2019, (i) by each person (or group of affiliated persons) who owns beneficially more than five percent of the outstanding shares of common stock, (ii) by each director and executive officer of Alpine 4, and (iii) by all of the directors and executive officers of Alpine 4 as a group.  The percentages are based on the following figures:

•	42,057,061 shares of Alpine 4 Class A common stock outstanding as of June 18, 2019; and

•	5,000,000 shares of Alpine 4 Class B common stock outstanding as of June 18, 2019.

Except as otherwise noted, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of beneficial owner (1)	Amount of beneficial ownership of Class A Common Stock	Amount of beneficial ownership of Class B Common Stock	Percentage of Class A Common Stock (2)	Percentage of Class B Common Stock	Voting Power (3)

Kent B. Wilson, Chief Executive Officer, Director(4)	2,401,689	1,850,000	5.71%	37.00%	22.71%
Jeff Hail Chief Operating Officer(5)	541,000	350,000	1.29%	7.00%	4.39%
Scott Edwards, Director (6)	252,000	350,000	0.60%	7.00%	4.08%
Charles Winters, Director (7)	709,800	700,000	1.69%	14.00%	8.38%
Ian Kantrowitz, Director (8)	847,371	700,000	2.01%	14.00%	8.52%
Richard Evans 515 W. Coliseum Blvd Ft. Wayne, IN 46808	3,270,000	0	7.78%	0%	3.55%
All Officers and Directors As a Group (5 persons)	4,751,860	3,950,000	11.30%	79.00%	48.07%

(1)	Except as otherwise indicated, the address of the stockholder is: Alpine 4 Technologies Ltd., 2525 E Arizona Biltmore Cir, Suite 237, Phoenix AZ 85016.

(2)	The percentages listed in the table are based on 42,057,061shares of Alpine 4 Class A common stock outstanding as of June 18, 2019.

(3)
The Voting Power column includes the effect of shares of Class B common stock held by the named individuals, as indicated in the footnotes below. Each share of Class B common stock has 10 votes.  The total voting power for each person is also explained in the footnotes below.

(4)
Mr. Wilson owned as of the date of this Proxy 2,401,689 shares of Class A common stock, and 1,850,000 shares of Class B common stock, which represents an aggregate of 20,901,689 votes, or approximately 22.71% of the voting power.

(5)
Mr. Jeff Hail owned as of the date of this Proxy 541,000 shares of Class A Common Stock.  Additionally, Mr. Hail owned 350,000 shares of Alpine 4 Class B Common Stock which together with the Class A Common Stock will represent an aggregate of 4,041,000 votes, or approximately 4.39% of the voting power.

(6)
Mr. Edwards owned as of the date of this Proxy 252,000 shares of Class A Common Stock.  Additionally, Mr. Edwards owned 350,000 shares of Alpine 4 Class B Common Stock which together with the Class A Common Stock will represent an aggregate of 3,752,000 votes, or approximately 4.08% of the voting power.

(7)
Mr. Winters owned as of the date of this Proxy 709,800 shares of Class A Common Stock.  Additionally, Mr. Winters owns 700,000 shares of Alpine 4 Class B Common Stock which together with the Class A Common Stock will represent an aggregate of 7,709,800 votes, or approximately 8.38% of the voting power.

(8)
Mr. Kantrowitz owned as of the date of this Proxy 847,371 shares of Class A Common Stock.  Additionally, Mr. Kantrowitz owned 700,000 shares of Alpine 4 Class B Common Stock which together with the Class A Common Stock will represent an aggregate of 7,847,371 votes, or approximately 8.52% of the voting power.

CONCLUSION

Please return your Consent Form as soon as possible so that your vote will be counted.  As noted above, the Consent Period ends on July 5, 2019. Any votes represented by Consent Forms received after that date will not be counted.

Unless a quorum consisting of a majority of the outstanding shares of Class A and Class B Common Stock entitled to vote is represented by written consent, no business can be transacted. Therefore, please be sure to date and sign your proxy exactly as your name appears on your stock certificate and return it in the enclosed postage prepaid return envelope. Please act promptly to ensure that your shares will be represented on this important matter.

By Order of the Board of Directors,
ALPINE 4 TECHNOLOGIES LTD.
/s/ Charles Winters Chairman of the Board

Phoenix, Arizona

June 13, 2019

APPENDIX A

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ALPINE 4 TECHNOLOGIES LTD.

ARTICLE I:  The name of the corporation is: Alpine 4 Technologies Ltd.

ARTICLE II:  Its registered office in the State of Delaware is located at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex.  The registered agent in charge thereof is Harvard Business Services, Inc.

ARTICLE III:  The purpose of the corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Section 1.  Authorized Shares. This Corporation is authorized to issue ONE HUNDRED MILLION (100,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), FIVE MILLION (5,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock,” TEN MILLION (10,000,000) shares of Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock,” and together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2. Common Stock. A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a) Voting Rights.

(i)    Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock and Class C Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii)     Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)    Each holder of shares of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iv)    Each holder of shares of Class C Common Stock shall be entitled to five (5) votes for each share of Class C Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b)            Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock, the Class B Common Stock, and the Class C Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be, and the holders of Class C Common Stock shall receive Class C Common Stock or rights to acquire Class C Common Stock, as the case may be.

(c)              Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock, the Class B Common Stock, and the Class C Common Stock  shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e)              Equal Status. Except as expressly provided in this Article IV, Class A Common Stock, Class B Common Stock, and Class C Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and Class C Common Stock; the holders of the Class B Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class A Common Stock and Class C Common Stock; and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class A Common Stock and Class B Common Stock; and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the Class C Common Stock; the holders of the Class B Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class A Common Stock and the Class C Common Stock; and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class A Common Stock and the Class B Common Stock

(f) Conversion.

(i)	As used in this Section 2(f), the following terms shall have the following meanings:

(1)	“Class B Stockholder” shall mean the registered holder of a share of Class B Common Stock.

(2)
“Permitted Entity” shall mean, with respect to any individual Class B Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class B Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(3)
“Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(3):

a)
the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

b)
entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder other than the mutual promise to vote shares in a designated manner; or

c)
the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(4)
“Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(5)	“Class C Stockholder” shall mean the registered holder of a share of Class C Common Stock.

(6)
“Permitted Entity” shall mean, with respect to any individual Class C Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class C Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(7)
“Transfer” of a share of Class C Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class C Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class C Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(7):

d)
the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

e)
entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class C Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class C Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class C Stockholder other than the mutual promise to vote shares in a designated manner; or

f)
the pledge of shares of Class C Common Stock by a Class C Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class C Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class C Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(8)
“Voting Control” with respect to a share of Class C Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class C Common Stock by proxy, voting agreement or otherwise.

(ii)
Each share of Class B Common Stock shall be convertible into one (1) fully paid and non-assessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii)
Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer:

(1)
from a Class B Stockholder to any other Class B Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Stockholder and/or any other Permitted Entity established by or for such Class B Stockholder:

a)
a trust for the benefit of such Class B Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

b)
a trust for the benefit of persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder, and, provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

c)
a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

d)
an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

e)
a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

f)
a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock; or

g)
a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock.

Notwithstanding the foregoing, if the shares of Class B Common Stock held by the Permitted Entity of a Class B Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class B Stockholder, and the Transfer of shares Class B Common Stock by such Class B Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Class B Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class B Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class B Stockholder (such time is referred to as the “Voting Shift”). If the Class B Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class B Common Stock, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock.

(2)
by a Class B Stockholder that is a partnership, or a nominee for a partnership, which partnership beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a partner of such partnership pro rata in accordance with their ownership interests in the partnership and the terms of any applicable partnership or similar agreement binding the partnership at the Effective Time, and any further Transfer(s) by any such partner that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company at the Effective Time. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(3)
by a Class B Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(iv)
Each share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the death of such Class B Stockholder.

(v)
The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

(vi)
In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be deemed to be authorized and unissued shares, and may be reissued.

(vii)	Each share of Class C Common Stock shall be convertible into one (1) fully paid and non-assessable share of Class A Common Stock at the option of the holder thereof as follows:

a.	Between the date of issuance by the Company to the holder (the “Issuance Date”) and the third anniversary of the Issuance Date, the Class C common stock may not be converted into Class A common stock.
b.
Beginning on the third anniversary of the Issuance Date (the “Initial Conversion Date”), the shareholder may convert up to 25% of the Class C shares owned by such holder into shares of Class A common stock.

c.	Beginning on the fourth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.
d.	Beginning on the fifth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.
e.	Beginning on the sixth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.
f.	The conversion limitations and schedule listed above are referred to herein as the “Conversion Schedule.”
g.
As discussed more fully below, any Transfer of Class C Common Stock shall result in the Initial Conversion Date being deemed to be reset, and shall be the third anniversary of such Transfer, and the Conversion Schedule shall be reset and calculated from the reset Initial Conversion Date.

(viii)	Upon a Transfer of any share of Class C Common Stock, other than a Transfer:

(1)
from a Class C Stockholder to any other Class C Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class C Stockholder and/or any other Permitted Entity established by or for such Class C Stockholder:

a)
a trust for the benefit of such Class C Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class C Stockholder and, provided, further, that in the event such Class C Stockholder is no longer the exclusive beneficiary of such trust, the Initial Conversion Date shall be deemed to be three years from the date of the transfer to such trust, and the shares of Class C Common Stock shall thereafter be convertible pursuant to the Conversion Schedule set forth above;

b)
a trust for the benefit of persons other than the Class C Stockholder so long as the Class C Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class C Stockholder, and, provided, further, that in the event the Class C Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such trust, each share of Class C Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

c)
a trust under the terms of which such Class C Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class C Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such trust; provided, however, that in the event the Class C Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such trust, each share of Class C Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

d)
an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class C Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class C Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held in such account, plan or trust, and provided, further, that in the event the Class C Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such account, plan or trust, each share of Class C Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

e)
a corporation in which such Class C Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class C Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such corporation; provided that in the event the Class C Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class C Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such corporation, each share of Class C Common Stock then held by such corporation shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

f)
a partnership in which such Class C Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class C Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such partnership; provided that in the event the Class C Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class C Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such partnership, each share of Class C Common Stock then held by such partnership shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock; or

g)
a limited liability company in which such Class C Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class C Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such limited liability company; provided that in the event the Class C Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class C Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such limited liability company, each share of Class C Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock.

Notwithstanding the foregoing, if the shares of Class C Common Stock held by the Permitted Entity of a Class C Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class C Stockholder, and the Transfer of shares Class C Common Stock by such Class C Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Class C Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class C Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class C Stockholder (such time is referred to as the “Voting Shift”). If the Class C Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class C Common Stock, each such share of Class C Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock.

(2)
by a Class C Stockholder that is a partnership, or a nominee for a partnership, which partnership beneficially held more than five percent (5%) of the total outstanding shares of Class C Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a partner of such partnership pro rata in accordance with their ownership interests in the partnership and the terms of any applicable partnership or similar agreement binding the partnership at the Effective Time, and any further Transfer(s) by any such partner that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company at the Effective Time. All shares of Class C Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(3)
by a Class C Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class C Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class C Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(ix)
Each share of Class C Common Stock held of record by a Class C Stockholder who is a natural person, or by such Class C Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the death of such Class C Stockholder.

(x)
The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class C Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class C Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class C Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

a.
In the event of a conversion of shares of Class C Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class C Common Stock to Class A Common Stock, all rights of the holder of shares of Class C Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class C Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock and Class C Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock into shares of Class A Common Stock.

Section 3.  Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V:  The business and affairs of the corporation shall be managed by or under the direction of the board of directors, and the directors need not be elected by ballot unless required by the bylaws of the corporation.

ARTICLE VI:  This corporation shall be perpetual unless otherwise decided by a majority of the Board of Directors.

ARTICLE VII:  In furtherance and not in limitation of the powers conferred by the laws of Delaware, the board of directors is authorized to amend or repeal the bylaws.

ARTICLE VIII:  The corporation reserves the right to amend or repeal any provision in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of Delaware.

ARTICLE IX:  The incorporator was Harvard Business Services, Inc., whose mailing address is 16192 Coastal Highway, Lewes, DE 19958.

ARTICLE X:  To the fullest extent permitted by the Delaware General Corporation Law a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Kent Wilson, its President, this ____ day of June, 2019.

/s/ Kent Wilson
Kent Wilson,
President, Chief Executive Officer

APPENDIX A-2

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

ALPINE 4 TECHNOLOGIES LTD.

ARTICLE I:  The name of the corporation is: Alpine 4 Technologies Ltd.

ARTICLE II:  Its registered office in the State of Delaware is located at 16192 Coastal Highway, Lewes, Delaware 19958, County of Sussex.  The registered agent in charge thereof is Harvard Business Services, Inc.

ARTICLE III:  The purpose of the corporation is to engage in any lawful activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE IV

Section 1.  Authorized Shares. This Corporation is authorized to issue ONE HUNDRED MILLION (100,000,000) shares of Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), FIVE MILLION (5,000,000) shares of Class B Common Stock, par value $0.0001 per share (the “Class B Common Stock”), and TEN MILLION (10,000,000) shares of Class C Common Stock, par value $0.0001 per share (the “Class C Common Stock,” and together with the Class A Common Stock and the Class B Common Stock, the “Common Stock”), and FIVE MILLION (5,000,000) shares of Preferred Stock, par value $0.0001 per share. The number of authorized shares of any class or classes of stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of at least a majority of the voting power of the issued and outstanding shares of Common Stock of the Corporation, voting together as a single class.

Section 2. Common Stock. A statement of the designations of each class of Common Stock and the powers, preferences and rights and qualifications, limitations or restrictions thereof is as follows:

(a) Voting Rights.

(i)
Except as otherwise provided herein or by applicable law, the holders of shares of Class A Common Stock and Class B Common Stock and Class C Common Stock shall at all times vote together as one class on all matters (including the election of directors) submitted to a vote or for the consent of the stockholders of the Corporation.

(ii)
 Each holder of shares of Class A Common Stock shall be entitled to one (1) vote for each share of Class A Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iii)
Each holder of shares of Class B Common Stock shall be entitled to ten (10) votes for each share of Class B Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(iv)
Each holder of shares of Class C Common Stock shall be entitled to five (5) votes for each share of Class C Common Stock held as of the applicable date on any matter that is submitted to a vote or for the consent of the stockholders of the Corporation.

(b) Dividends. Subject to the preferences applicable to any series of Preferred Stock, if any, outstanding at any time, the holders of Class A Common Stock ~~and~~, the ~~holders of~~ Class B Common Stock, and the Class C Common Stock shall be entitled to share equally, on a per share basis, in such dividends and other distributions of cash, property or shares of stock of the Corporation as may be declared by the Board of Directors from time to time with respect to the Common Stock out of assets or funds of the Corporation legally available therefor; provided, however, that in the event that such dividend is paid in the form of shares of Common Stock or rights to acquire Common Stock, the holders of Class A Common Stock shall receive Class A Common Stock or rights to acquire Class A Common Stock, as the case may be, ~~and~~ the holders of Class B Common Stock shall receive Class B Common Stock or rights to acquire Class B Common Stock, as the case may be, and the holders of Class C Common Stock shall receive Class C Common Stock or rights to acquire Class C Common Stock, as the case may be.

(c) Liquidation. Subject to the preferences applicable to any series of Preferred Stock, if any outstanding at any time, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding up of the Corporation, the holders of Class A Common Stock ~~and~~, the ~~holders of~~ Class B Common Stock, and the Class C Common Stock  shall be entitled to share equally, on a per share basis, all assets of the Corporation of whatever kind available for distribution to the holders of Common Stock.

(d) Subdivision or Combinations. If the Corporation in any manner subdivides or combines the outstanding shares of one class of Common Stock, the outstanding shares of the other class of Common Stock will be subdivided or combined in the same manner.

(e) Equal Status. Except as expressly provided in this Article IV, Class A Common Stock ~~and~~, Class B Common Stock, and Class C Common Stock shall have the same rights and privileges and rank equally, share ratably and be identical in all respects as to all matters. Without limiting the generality of the foregoing, (i) in the event of a merger, consolidation or other business combination requiring the approval of the holders of the Corporation’s capital stock entitled to vote thereon (whether or not the Corporation is the surviving entity), the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration, if any, as the holders of the Class B Common Stock and Class C Common Stock; the holders of the Class B Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class A Common Stock and Class C Common Stock; and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration, if any, on a per share basis as the holders of the Class A Common Stock and Class B Common Stock~~,~~; and (ii) in the event of (x) any tender or exchange offer to acquire any shares of Common Stock by any third party pursuant to an agreement to which the Corporation is a party or (y) any tender or exchange offer by the Corporation to acquire any shares of Common Stock, pursuant to the terms of the applicable tender or exchange offer, the holders of the Class A Common Stock shall have the right to receive, or the right to elect to receive, the same form of consideration as the holders of the Class B Common Stock and the Class C Common Stock; the holders of the Class B Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class A Common Stock and the Class C Common Stock; and the holders of the Class C Common Stock shall have the right to receive, or the right to elect to receive, at least the same amount of consideration on a per share basis as the holders of the Class A Common Stock and the Class B Common Stock~~.~~

(f) Conversion.

(i)	As used in this Section 2(f), the following terms shall have the following meanings:

(1)	“Class B Stockholder” shall mean the registered holder of a share of Class B Common Stock.

(2)
“Permitted Entity” shall mean, with respect to any individual Class B Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class B Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(3)
“Transfer” of a share of Class B Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class B Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class B Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(3):

a)
the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

b)
entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class B Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class B Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class B Stockholder other than the mutual promise to vote shares in a designated manner; or

c)
the pledge of shares of Class B Common Stock by a Class B Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class B Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class B Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(4)
“Voting Control” with respect to a share of Class B Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class B Common Stock by proxy, voting agreement or otherwise.

(5)	“Class C Stockholder” shall mean the registered holder of a share of Class C Common Stock.

(6)
“Permitted Entity” shall mean, with respect to any individual Class C Stockholder, any trust, account, plan, corporation, partnership, or limited liability company specified in Section 2(f)(iii)(2) established by or for such individual Class C Stockholder, so long as such entity meets the requirements of the exception set forth in Section 2(f)(iii)(2) applicable to such entity.

(7)
“Transfer” of a share of Class C Common Stock shall mean any sale, assignment, transfer, conveyance, hypothecation or other transfer or disposition of such share or any legal or beneficial interest in such share, whether or not for value and whether voluntary or involuntary or by operation of law. A “Transfer” shall also include, without limitation, a transfer of a share of Class C Common Stock to a broker or other nominee (regardless of whether or not there is a corresponding change in beneficial ownership), or the transfer of, or entering into a binding agreement with respect to, Voting Control over a share of Class C Common Stock by proxy or otherwise; provided, however, that the following shall not be considered a “Transfer” within the meaning of this Section 2(f)(i)(7):

d)
the granting of a proxy to officers or directors of the Corporation at the request of the Board of Directors of the Corporation in connection with actions to be taken at an annual or special meeting of stockholders;

e)
entering into a voting trust, agreement or arrangement (with or without granting a proxy) solely with stockholders who are Class C Stockholders, that (A) is disclosed either in a Schedule 13D filed with the Securities and Exchange Commission or in writing to the Secretary of the Corporation, (B) either has a term not exceeding one (1) year or is terminable by the Class C Stockholder at any time and (C) does not involve any payment of cash, securities, property or other consideration to the Class C Stockholder other than the mutual promise to vote shares in a designated manner; or

f)
the pledge of shares of Class C Common Stock by a Class C Stockholder that creates a mere security interest in such shares pursuant to a bona fide loan or indebtedness transaction so long as the Class C Stockholder continues to exercise Voting Control over such pledged shares; provided, however, that a foreclosure on such shares of Class C Common Stock or other similar action by the pledgee shall constitute a “Transfer.”

(8)
“Voting Control” with respect to a share of Class C Common Stock shall mean the power (whether exclusive or shared) to vote or direct the voting of such share of Class C Common Stock by proxy, voting agreement or otherwise.

(ii)
Each share of Class B Common Stock shall be convertible into one (1) fully paid and non-assessable share of Class A Common Stock at the option of the holder thereof at any time upon written notice to the transfer agent of the Corporation.

(iii)
Each share of Class B Common Stock shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon a Transfer of such share, other than a Transfer:

(1)
from a Class B Stockholder to any other Class B Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class B Stockholder and/or any other Permitted Entity established by or for such Class B Stockholder:

a)
a trust for the benefit of such Class B Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder and, provided, further, that in the event such Class B Stockholder is no longer the exclusive beneficiary of such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

b)
a trust for the benefit of persons other than the Class B Stockholder so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class B Stockholder, and, provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

c)
a trust under the terms of which such Class B Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust; provided, however, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

d)
an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class B Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class B Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held in such account, plan or trust, and provided, further, that in the event the Class B Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such account, plan or trust, each share of Class B Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

e)
a corporation in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation; provided that in the event the Class B Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such corporation, each share of Class B Common Stock then held by such corporation shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

f)
a partnership in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership; provided that in the event the Class B Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such partnership, each share of Class B Common Stock then held by such partnership shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock; or

g)
a limited liability company in which such Class B Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class B Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company; provided that in the event the Class B Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class B Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class B Common Stock held by such limited liability company, each share of Class B Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock.

Notwithstanding the foregoing, if the shares of Class B Common Stock held by the Permitted Entity of a Class B Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class B Stockholder, and the Transfer of shares Class B Common Stock by such Class B Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Class B Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class B Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class B Stockholder (such time is referred to as the “Voting Shift”). If the Class B Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class B Common Stock, each such share of Class B Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock.

(2)
by a Class B Stockholder that is a partnership, or a nominee for a partnership, which partnership beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a partner of such partnership pro rata in accordance with their ownership interests in the partnership and the terms of any applicable partnership or similar agreement binding the partnership at the Effective Time, and any further Transfer(s) by any such partner that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company at the Effective Time. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(3)
by a Class B Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class B Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class B Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(iv)
Each share of Class B Common Stock held of record by a Class B Stockholder who is a natural person, or by such Class B Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the death of such Class B Stockholder.

(v)
The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class B Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class B Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class B Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

(vi)
In the event of a conversion of shares of Class B Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class B Common Stock to Class A Common Stock, all rights of the holder of shares of Class B Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be ~~retired~~deemed to be authorized and unissued shares, and may ~~not~~ be reissued.

(vii)	Each share of Class C Common Stock shall be convertible into one (1) fully paid and non-assessable share of Class A Common Stock at the option of the holder thereof as follows:

a.	Between the date of issuance by the Company to the holder (the “Issuance Date”) and the third anniversary of the Issuance Date, the Class C common stock may not be converted into Class A common stock.
b.
Beginning on the third anniversary of the Issuance Date (the “Initial Conversion Date”), the shareholder may convert up to 25% of the Class C shares owned by such holder into shares of Class A common stock.

c.	Beginning on the fourth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.
d.	Beginning on the fifth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.
e.	Beginning on the sixth anniversary of the Issuance Date, the shareholder may convert up to an additional 25% of the Class C shares owned by such holder into shares of Class A common stock.
f.	The conversion limitations and schedule listed above are referred to herein as the “Conversion Schedule.”
g.
As discussed more fully below, any Transfer of Class C Common Stock shall result in the Initial Conversion Date being deemed to be reset, and shall be the third anniversary of such Transfer, and the Conversion Schedule shall be reset and calculated from the reset Initial Conversion Date.

(viii)	Upon a Transfer of any share of Class C Common Stock, other than a Transfer:

(1)
from a Class C Stockholder to any other Class C Stockholder who is a natural person to any of the following Permitted Entities, and from any of the following Permitted Entities back to such Class C Stockholder and/or any other Permitted Entity established by or for such Class C Stockholder:

a)
a trust for the benefit of such Class C Stockholder and for the benefit of no other person, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class C Stockholder and, provided, further, that in the event such Class C Stockholder is no longer the exclusive beneficiary of such trust, the Initial Conversion Date shall be deemed to be three years from the date of the transfer to such trust, and the shares of Class C Common Stock shall thereafter be convertible pursuant to the Conversion Schedule set forth above;

b)
a trust for the benefit of persons other than the Class C Stockholder so long as the Class C Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such trust, provided such Transfer does not involve any payment of cash, securities, property or other consideration (other than an interest in such trust) to the Class C Stockholder, and, provided, further, that in the event the Class C Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such trust, each share of Class C Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

c)
a trust under the terms of which such Class C Stockholder has retained a “qualified interest” within the meaning of §2702(b)(1) of the Code and/or a reversionary interest so long as the Class C Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such trust; provided, however, that in the event the Class C Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such trust, each share of Class C Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

d)
an Individual Retirement Account, as defined in Section 408(a) of the Internal Revenue Code, or a pension, profit sharing, stock bonus or other type of plan or trust of which such Class C Stockholder is a participant or beneficiary and which satisfies the requirements for qualification under Section 401 of the Internal Revenue Code; provided that in each case such Class C Stockholder has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held in such account, plan or trust, and provided, further, that in the event the Class C Stockholder no longer has sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such account, plan or trust, each share of Class C Common Stock then held by such trust shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

e)
a corporation in which such Class C Stockholder directly, or indirectly through one or more Permitted Entities, owns shares with sufficient Voting Control in the corporation, or otherwise has legally enforceable rights, such that the Class C Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such corporation; provided that in the event the Class C Stockholder no longer owns sufficient shares or has sufficient legally enforceable rights to enable the Class C Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such corporation, each share of Class C Common Stock then held by such corporation shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock;

f)
a partnership in which such Class C Stockholder directly, or indirectly through one or more Permitted Entities, owns partnership interests with sufficient Voting Control in the partnership, or otherwise has legally enforceable rights, such that the Class C Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such partnership; provided that in the event the Class C Stockholder no longer owns sufficient partnership interests or has sufficient legally enforceable rights to enable the Class C Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such partnership, each share of Class C Common Stock then held by such partnership shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock; or

g)
a limited liability company in which such Class C Stockholder directly, or indirectly through one or more Permitted Entities, owns membership interests with sufficient Voting Control in the limited liability company, or otherwise has legally enforceable rights, such that the Class C Stockholder retains sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such limited liability company; provided that in the event the Class C Stockholder no longer owns sufficient membership interests or has sufficient legally enforceable rights to enable the Class C Stockholder to retain sole dispositive power and exclusive Voting Control with respect to the shares of Class C Common Stock held by such limited liability company, each share of Class C Common Stock then held by such limited liability company shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock.

Notwithstanding the foregoing, if the shares of Class C Common Stock held by the Permitted Entity of a Class C Stockholder would constitute stock of a “controlled corporation” (as defined in Section 2036(b)(2) of the Code) upon the death of such Class C Stockholder, and the Transfer of shares Class C Common Stock by such Class C Stockholder to the Permitted Entity did not involve a bona fide sale for an adequate and full consideration in money or money’s worth (as contemplated by Section 2036(a) of the Code), then such shares will not automatically convert to Class A Common Stock if the Class C Stockholder does not directly or indirectly retain Voting Control over such shares until such time as the shares of Class C Common Stock would no longer constitute stock of a “controlled corporation” pursuant to the Code upon the death of such Class C Stockholder (such time is referred to as the “Voting Shift”). If the Class C Stockholder does not, within five (5) business days following the mailing of the Corporation’s proxy statement for the first annual or special meeting of stockholders following the Voting Shift, directly or indirectly through one or more Permitted Entities assume sole dispositive power and exclusive Voting Control with respect to such shares of Class C Common Stock, each such share of Class C Common Stock shall automatically convert into one (1) fully paid and non-assessable share of Class A Common Stock.

(2)
by a Class C Stockholder that is a partnership, or a nominee for a partnership, which partnership beneficially held more than five percent (5%) of the total outstanding shares of Class C Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a partner of such partnership pro rata in accordance with their ownership interests in the partnership and the terms of any applicable partnership or similar agreement binding the partnership at the Effective Time, and any further Transfer(s) by any such partner that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company at the Effective Time. All shares of Class C Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(3)
by a Class C Stockholder that is a limited liability company, or a nominee for a limited liability company, which limited liability company beneficially held more than five percent (5%) of the total outstanding shares of Class C Common Stock as of the Effective Time, to any person or entity that, at the Effective Time, was a member of such limited liability company pro rata in accordance with their ownership interests in the company and the terms of any applicable agreement binding the company and its members at the Effective Time, and any further Transfer(s) by any such member that is a partnership or limited liability company to any person or entity that was at such time a partner or member of such partnership or limited liability company pro rata in accordance with their ownership interests in the partnership or limited liability company and the terms of any applicable partnership or similar agreement binding the partnership or limited liability company. All shares of Class C Common Stock held by affiliated entities shall be aggregated together for the purposes of determining the satisfaction of such five percent (5%) threshold.

(ix)
Each share of Class C Common Stock held of record by a Class C Stockholder who is a natural person, or by such Class C Stockholder’s Permitted Entities, shall automatically, without any further action, convert into one (1) fully paid and non-assessable share of Class A Common Stock upon the death of such Class C Stockholder.

(x)
The Corporation may, from time to time, establish such policies and procedures relating to the conversion of the Class C Common Stock to Class A Common Stock and the general administration of this dual class common stock structure, including the issuance of stock certificates with respect thereto, as it may deem necessary or advisable, and may request that holders of shares of Class C Common Stock furnish affidavits or other proof to the Corporation as it deems necessary to verify the ownership of Class C Common Stock and to confirm that a conversion to Class A Common Stock has not occurred. A determination by the Secretary of the Corporation that a Transfer results in a conversion to Class A Common Stock shall be conclusive.

a.
In the event of a conversion of shares of Class C Common Stock to shares of Class A Common Stock pursuant to this Section 2, such conversion shall be deemed to have been made at the time that the Transfer of such shares occurred. Upon any conversion of Class C Common Stock to Class A Common Stock, all rights of the holder of shares of Class C Common Stock shall cease and the person or persons in whose names or names the certificate or certificates representing the shares of Class A Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders of such shares of Class A Common Stock. Shares of Class C Common Stock that are converted into shares of Class A Common Stock as provided in this Section 2 shall be retired and may not be reissued.

(g) Reservation of Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock and Class C Common Stock, such number of its shares of Class A Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Class B Common Stock and Class C Common Stock into shares of Class A Common Stock.

Section 3.  Preferred Stock. The Board of Directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and to establish from time to time the number of shares to be included in each such series, and to fix the designation, power, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. Except as otherwise required by law, holders of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together as a class with the holders of one or more other such series, to vote thereon by law or pursuant to this Certificate of Incorporation (including any certificate of designation filed with respect to any series of Preferred Stock).

ARTICLE V:  The business and affairs of the corporation shall be managed by or under the direction of the board of directors, and the directors need not be elected by ballot unless required by the bylaws of the corporation.

ARTICLE VI:  This corporation shall be perpetual unless otherwise decided by a majority of the Board of Directors.

ARTICLE VII:  In furtherance and not in limitation of the powers conferred by the laws of Delaware, the board of directors is authorized to amend or repeal the bylaws.

ARTICLE VIII:  The corporation reserves the right to amend or repeal any provision in this Amended and Restated Certificate of Incorporation in the manner prescribed by the laws of Delaware.

ARTICLE IX:  The incorporator was Harvard Business Services, Inc., whose mailing address is 16192 Coastal Highway, Lewes, DE 19958.

ARTICLE X:  To the fullest extent permitted by the Delaware General Corporation Law a director of this corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Kent Wilson, its President, this ____ day of June, 2019.

   /s/ Kent Wilson
Kent Wilson,
President, Chief Executive Officer

APPENDIX B
WRITTEN CONSENT FORM
ALPINE 4 TECHNOLOGIES LTD.
(CLASS A COMMON STOCK)

This Written Consent is solicited by the Board of Directors of Alpine 4 Technologies Ltd.

Please return this consent no later than 3:00 pm (Mountain time) on July 5, 2019. Your shares will be tabulated and voted to approve or disapprove the proposal as you indicate below. Any Written Consent returned without indicating a decision on the proposal will be voted to APPROVE the proposal.

The undersigned, being a holder of record of Common Stock, par value $0.0001, of Alpine 4 Technologies Ltd., Inc., a Delaware corporation (“Alpine 4”), on June 18, 2019 (record date), hereby consents, by written consent without a meeting, to the action as set forth below with respect to all of the aforementioned shares of Alpine 4 Class A Common Stock that the undersigned holds of record.

The undersigned acknowledges receipt of the Proxy Statement of Alpine 4 which more fully describes the proposal below.

The Board of Directors of Alpine 4 unanimously recommends that you vote “FOR” the following proposal.

1.
To approve an amendment (the “Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to authorize the Company to issue three classes of Common Stock, including a new Class C common stock.

FOR ☐	AGAINST ☐	ABSTAIN ☐

IMPORTANT: PLEASE DATE AND SIGN THE CONSENT BELOW.

Please sign exactly as your name appears on the certificate(s) representing your share(s) of Common Stock of Alpine 4. If held in joint tenancy, all persons must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give full title as such. If shares are held by a corporation, please sign the full corporate name by president or other authorized officer. If shares are held by a partnership or other entity, please sign the full partnership or other entity name by authorized person. Please execute, date, sign and return this Written Consent promptly to Alpine 4 by mailing it to Alpine 4 Technologies Ltd., 2525 E Arizona Biltmore Circle Suite 237, Phoenix, AZ 85016, ATTN: Corporate Secretary or by voting via the internet at VStock Transfer (www.vstocktransfer.com) and selecting “Proxy Voting Login” in the upper right-hand corner.

IF AN INDIVIDUAL:		IF AN ENTITY:

By:
(duly authorized signature)		(please print or type complete name of entity)

Name:		By:
(please print or type full name)		(duly authorized signature)

Title:		Name:
(please print or type full title, if applicable)		(please print or type full name)

Title:
(please print or type full title)

Date:	, 2019	Date:	, 2019